                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|
Check the appropriate box:

 |_|  Preliminary Proxy Statement

 |_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 |X|  Definitive Proxy Statement

 |_|  Definitive Additional Materials

 |_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                        PROVIDENT BANKSHARES CORPORATION
         ---------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 |X|  No fee required

 |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)    Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
2)    Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
4)    Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
5)    Total fee paid:

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 |_|  Fee paid previously with preliminary materials.

 |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            --------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      3)    Filing Party:

            --------------------------------------------------------------------
      4)    Date Filed:

            --------------------------------------------------------------------

                        PROVIDENT BANKSHARES CORPORATION
                            114 EAST LEXINGTON STREET
                            BALTIMORE, MARYLAND 21202
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2002
                       ----------------------------------


      The annual meeting of shareholders of Provident Bankshares Corporation ("Provident"), the holding company for Provident Bank, will be held on April 17, 2002 at 10:00 a.m., local time, at the offices of Provident, 114 East Lexington Street, Baltimore, Maryland.

      The purpose of the annual meeting is to consider and vote upon the following matters:

      1.    the election of six directors to a three-year term of office;
      2. the ratification of the appointment of KPMG LLP as independent auditors of Provident for the fiscal year ending December 31, 2002; and
      3. such other matters as may properly come before the annual meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Only shareholders of record at the close of business on February 25, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Peter M. Martin

                              Peter M. Martin
                              CHAIRMAN OF THE BOARD AND
                              CHIEF EXECUTIVE OFFICER

Baltimore, Maryland
March 8, 2002

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE PROVIDENT THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                        PROVIDENT BANKSHARES CORPORATION
                             -----------------------

                                 PROXY STATEMENT
                             -----------------------

      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Provident Bankshares Corporation ("Provident" or the "Company") to be used at the annual meeting of shareholders of the Company. Provident is the holding company for Provident Bank ("Provident Bank" or the "Bank"). The annual meeting will be held on April 17, 2002 at 10:00 a.m., local time, at Provident's offices at 114 East Lexington Street, Baltimore, Maryland 21202. The 2001 Annual Report to Shareholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 2001, accompanies this proxy statement, which is first being mailed to shareholders on or about March 11, 2002.

                           VOTING AND PROXY PROCEDURE

                           WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Provident common stock if the records of the Company show that you held your shares as of the close of business on February 25, 2002. As of the close of business on that date, a total of 25,088,041 shares of Provident common stock were outstanding and entitled to vote. Each share of common stock has one vote.

                              ATTENDING THE MEETING

      If you are a beneficial owner of Provident common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Provident common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

                                  VOTE REQUIRED

      The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Under Maryland corporate law and Provident's Articles of Incorporation and Bylaws, proxies specifying an abstention as to a proposal will cause the shares to be counted toward a quorum, but not counted as voting for or against the proposal.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

                                 VOTING BY PROXY

      The Board of Directors of Provident is sending you this proxy statement for the purpose of requesting that you allow your shares of Provident common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Provident common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is adjourned or postponed, your Provident common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

      If your Provident common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

      Provident will pay the cost of solicitation of proxies on behalf of its management. In addition to the solicitation of proxies by mail, Innisfree M&A Incorporated, a proxy solicitation firm, will assist Provident in soliciting proxies for the annual meeting for a fee of $7,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of Provident and Provident Bank, without additional compensation. Provident will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners, and will reimburse such persons for their reasonable expenses in doing so.

                                 STOCK OWNERSHIP

      The following table provides information as of February 25, 2002, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                          NUMBER OF SHARES   PERCENT OF COMMON
NAME AND ADDRESS                               OWNED         STOCK OUTSTANDING
----------------                          ----------------  -------------------

T. Rowe Price Associates, Inc.               1,281,139(1)          5.11%
100 E. Pratt Street
Baltimore, Maryland 21202

----------------------------
(1) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 13, 2002. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

      The following table provides information about the shares of Provident common stock that may be considered to be owned by each director, nominee or named executive officer of Provident and by all its directors and executive officers as a group as of February 25, 2002. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                        NUMBER OF
                                                          NUMBER     SHARES THAT MAY
                                                        OF SHARES       BE ACQUIRED
                                                          OWNED       WITHIN 60 DAYS       PERCENT OF
                                                        (EXCLUDING     BY EXERCISING      COMMON STOCK
NAME                                                     OPTIONS)         OPTIONS      OUTSTANDING(10)(11)
----                                                   ------------   ---------------  -------------------
  DIRECTORS
Melvin A. Bilal.......................................       731           20,388              *
Ward B. Coe, III, Esquire.............................        64           19,873              *
Frederick W. Meier, Jr................................     2,435           19,873              *
Sister Rosemarie Nassif...............................     1,401           19,112              *
Gary N. Geisel........................................     9,336(1)        85,517              *
Thomas S. Bozzuto.....................................     5,392           13,833              *
Charles W. Cole, Jr...................................     4,498           18,981              *
Barbara B. Lucas......................................     2,819           19,873              *
Carl W. Stearn........................................    53,821(2)        61,679              *
Enos K. Fry...........................................     7,515(3)        44,055              *
Francis G. Riggs......................................    88,652(4)        17,575              *
Dr. Calvin W. Burnett.................................     3,456           16,501              *
Pierce B. Dunn........................................    43,551(5)        20,389              *
Mark K. Joseph........................................    11,293           20,389              *
Peter M. Martin.......................................   135,869(6)        84,626              *
Sheila K. Riggs.......................................    49,874(7)        17,575              *
  NAMED EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
Richard J. Oppitz.....................................     9,443(8)        43,591              *
Dennis A. Starliper...................................    22,739(9)        27,542              *
All directors and executive officers as a group
         (18 persons).................................   452,889          571,372             3.93%
----------------------------

(1)  Includes 3,103 shares held in 401(k) plan.
(2)  Includes 10,977 shares held in 401(k) plan.
(3)  Includes 5,888 shares held in 401(k) plan and 1,011 shares held by spouse.
(4) Includes 13,269 shares held as custodian and 3,195 shares held through a corporation of which Mr. Riggs is Executive Vice President and Director.
(5) Includes 137 shares held by spouse; 1,727 shares held as custodian; and 29,302 shares held as trustee.
(6)  Includes 8,562 shares held in 401(k) plan.
(7)  Includes 2,424 shares held as custodian.
(8)  Includes 8,142 shares held in 401(k) plan.
(9)  Includes 20,319 shares held in 401(k) plan.
(10) Less than 1%, unless otherwise indicated.
(11) Percentages with respect to each person or group of persons have been calculated on the basis of 25,088,041 shares of Provident's common stock, the number of shares of the Company's common stock outstanding and entitled to vote as of February 25, 2002, plus the number of shares of the Company's common stock which such person or group of persons has the right to acquire within 60 days after February 25, 2002 by the exercise of stock options.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      Provident's Board of Directors consists of 16 directors, of which 13 are independent directors and three are members of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term, or until their respective successors have been elected and qualified, are Thomas S. Bozzuto, Charles W. Cole, Jr., Barbara B. Lucas, Francis G. Riggs, Carl W. Stearn and Enos K. Fry.

      If any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

     INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN
                               EXECUTIVE OFFICERS

      Information regarding the nominees for election at the annual meeting, as well as information regarding the continuing directors whose terms expire in 2003 and 2004, is provided below. Unless otherwise stated, each nominee has held his or her current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2001. The indicated period for service as a director includes service as a director of Provident Bank.

                        NOMINEES FOR ELECTION OF DIRECTOR

      THOMAS S. BOZZUTO is Chief Executive Officer of The Bozzuto Group, a full-service residential development company located in Greenbelt, Maryland. Age
55. Director since 1998.

      CHARLES W. COLE, JR. is Chairman of the Board of Legg Mason Trust F.S.B. and was previously Vice Chairman of the Board and Managing Director of Brown Investment Advisory and Trust Co. Prior to that position, Mr. Cole was the President and Chief Executive Officer of First Maryland Bancorp and the First National Bank of Maryland. Age 66. Director since 1995.

      BARBARA B. LUCAS is Senior Vice President and Corporate Secretary of The Black & Decker Corporation. Age 56. Director since 1996.

      FRANCIS G. RIGGS is Executive Vice President and a director of Riggs, Counselman, Michaels & Downes, Inc., an insurance brokerage company. Age 64. Director since 1972.

      CARL W. STEARN served as Chairman of the Board and Chief Executive Officer of Provident and Provident Bank prior to his retirement in 1998. He serves as Chairperson of Provident's Executive Committee. Age 69. Director since 1990.

      ENOS K. FRY has been Group Manager, Washington Metro Area, of Provident Bank since 1997. Prior to joining Provident Bank, he served in various executive capacities with Citizens Savings Bank, F.S.B., including President, director and Vice Chairman of the Board, until Citizens Savings was acquired by Provident Bank in 1997. Age 58. Director since 1997.

                         DIRECTORS CONTINUING IN OFFICE

      The following directors have terms ending in 2003:

      DR. CALVIN W. BURNETT is President of Coppin State College, Baltimore, Maryland and serves as Chairperson of Provident's Nominating Committee. Age 69. Director since 1984. Dr. Burnett will reach his seventieth birthday before the upcoming annual meeting of stockholders. Therefore, consistent with Provident's Bylaws, Dr. Burnett has advised the Board of Directors of his intention to retire from the Board after the annual meeting of shareholders.

      PIERCE B. DUNN is Chairman of the Board of MIRCON, Inc., an environmental and engineering company. Age 51. Director since 1987.

      MARK K. JOSEPH is Chairman and Chief Executive Officer of Municipal Mortgage and Equity, LLC, a lender that invests in real estate backed tax exempt bonds. Mr. Joseph is also Chairman of the Board and founder of The Shelter Group, a real estate development, property and asset management company. Mr. Joseph serves as Chairperson of Provident's Audit Committee. Age 63. Director since 1993.

      PETER M. MARTIN has been Chairman of the Board and Chief Executive Officer of Provident and Provident Bank since 1998. Mr. Martin also served as President of Provident and Provident Bank from 1990 until January 2001 and has been employed by Provident and Provident Bank since 1990. Age 64. Director since 1990.

      SHEILA K. RIGGS is the Chairman of the Maryland Health and Higher Educational Facilities Authority, which issues bonds to finance health care and higher education facilities. Mrs. Riggs serves as Chairperson of Provident's Compensation Committee. Age 58. Director since 1982.

      The following directors have terms ending in 2004:

      MELVIN A. BILAL is President of Bilal Consulting. Previously, Mr. Bilal was with Chapman Worldwide Financial Services. Prior to Chapman, Mr. Bilal was the owner and Managing Executive of the Bilal Group, Inc., a provider of long and short term staffing needs. Prior to holding this position, he was President and founder of Security America Services, Inc., a security consulting firm. Age
59. Director since 1992.

      WARD B. COE, III is a partner in the law firm of Whiteford, Taylor & Preston, LLP. Age 56. Director since 1997.

      FREDERICK W. MEIER, JR. is President of Lord Baltimore Capital Corp., formerly ATAPCO Capital Management Group. Prior to being elected to this position in 1996, Mr. Meier was an Executive Vice President of First Maryland Bancorp and First National Bank of Maryland. Age 58. Director since 1997.

      SISTER ROSEMARIE NASSIF is President of Holy Names College, Oakland, California. Previously, Sister Nassif was Executive Director of the Fund for Educational Excellence. Prior to this position, she was President of the College of Notre Dame of Maryland. Age 60. Director since 1992.

      GARY N. GEISEL has been President and Chief Operating Officer (COO) of Provident and Provident Bank since January 2001. Before becoming President and COO, Mr. Geisel had been a member of Provident Bank's Office of the Chairman since its creation in 1999 and Group Manager, Community Banking, of Provident Bank since 1997. Prior to joining Provident Bank, Mr. Geisel was an executive officer with Citizens Bank of Maryland. Age 53. Director since 2001.

               NAMED EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS

      RICHARD J. OPPITZ is an Executive Vice President of Provident Bank. Previously, Mr. Oppitz served as a member of Provident Bank's Office of the Chairman, Group Manager, Commercial Banking and Managing Director, Credit Administration Division. Age 55.

      DENNIS A. STARLIPER is the Chief Financial Officer of Provident and Executive Vice President and Chief Financial Officer of Provident Bank. Previously, Mr. Starliper served as a Group Manager, Treasurer and Managing Director, Treasury Division, of Provident Bank. Age 55.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
                            OF THE BOARD OF DIRECTORS

      The Board of Directors of Provident conducts business through meetings and the activities of the Board and its committees. The Board of Directors generally meets on a monthly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2001, the Board of Directors held 12 meetings. All of the directors of the Company attended at least 75% of the total number of Board meetings held and committee meetings on which such directors served during the fiscal year ended December 31, 2001. The Board of Directors of the Company and Bank maintain committees, the nature and composition of which are described below.


      AUDIT COMMITTEE. The Audit Committee consists of Messrs. Joseph, Coe, Cole, Dunn and Meier. The committee reviews and reports to the Board of Directors on examinations of Provident Bank and its subsidiaries by regulatory authorities, recommends the independent auditor for appointment by the Boards of Provident and Provident Bank, reviews the scope of the work of the independent auditor and their reports, and reviews the activities and actions of the Bank's internal auditors. The Audit Committee met 16 times during 2001.

      COMPENSATION COMMITTEE. The Compensation Committee consists of Mrs. Riggs, Mrs. Lucas, Sister Nassif and Messrs. Bozzuto, Cole, Dunn and Riggs. The committee reviews and determines salaries and other benefits for executive and senior management of Provident and its subsidiaries, reviews and determines employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensatory plans and arrangements. The Compensation Committee met 6 times during 2001.

      NOMINATING COMMITTEE. The Nominating Committee consists of Dr. Burnett, Mrs. Lucas, and Messrs. Bilal, Bozzuto and Coe. The committee nominates persons for election to the Board of

Directors of Provident and Provident Bank. The Nominating Committee will consider shareholder recommendations submitted to it in writing in care of Provident in accordance with the Company's Bylaws. The Nominating Committee met once during 2001.

                             DIRECTORS' COMPENSATION

      Each outside director of Provident and Provident Bank receives an annual retainer of $14,000 for service as director. Each outside director also receives a fee of $1,000 for attendance at regular or special Board meetings, except that a single fee is paid if the Provident and Provident Bank Board meetings are held on the same day. Finally, outside directors who are members of Board committees receive a fee of $1,000 for attendance at committee meetings, while the chairpersons of such committees receive a fee of $1,150.

      Provident and Provident Bank have a deferred compensation plan for non-employee directors. Each year, a director may elect to defer payment of all or part of the director's fees for that year until the individual ceases to be a director. Interest is accrued on the deferred amount at the prime rate. Payment of the deferred amount may be made to the director or to his or her beneficiary. In addition, non-employee directors are eligible to receive options under the Provident Bankshares Corporation Amended and Restated Stock Option Plan (the "Stock Option Plan"). The Non-Employee Directors' Severance Plan provides that if a director's service is terminated following a "change in control" (as defined in the Plan) of Provident or the Bank, the director will be entitled to receive a payment equal to five times the director's annual retainer.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

      The following information is furnished for the Chief Executive Officer and all other executive officers of Provident and Provident Bank employed during the fiscal year by the Company and the Bank who received salary and bonus in excess of $100,000 during fiscal 2001. These persons are sometimes referred to in this proxy statement as the "named executive officers."

                                                                         ANNUAL COMPENSATION
                                                              ------------------------------------------
                                                                                          OTHER         SECURITIES
                                                                                          ANNUAL        UNDERLYING    ALL OTHER
               NAME AND PRINCIPAL                  FISCAL      SALARY        BONUS     COMPENSATION      OPTIONS     COMPENSATION
                   POSITIONS                        YEAR         ($)          ($)           ($)            (#)         ($)(2)
------------------------------------------------   -------   -----------   ---------- --------------  ------------- --------------
Peter M. Martin                                     2001      $500,000      $      0      $2,641            --         $94,739
   Chairman of the Board and                        2000       465,000       146,000       2,336(1)       42,000        82,552
   Chief Executive Officer of Provident and         1999       433,350       216,675       3,846          55,125        72,951
   Provident Bank

Gary N. Geisel                                      2001      $310,000      $      0      $  --           52,500       $ 7,650
   President and Chief Operating Officer of         2000       248,600        53,000         --           21,000         7,650
   Provident and Provident Bank                     1999       226,000        90,400         --           27,563         7,200

Richard J. Oppitz(3)                                2001      $248,050      $      0      $  --             --         $ 7,650
   Executive Vice President,                        2000       225,500        44,000         --           21,000         6,119
   Consumer Banking                                 1999       205,000        82,000         --           27,563         7,200
   Provident Bank

Dennis A. Starliper                                 2001      $229,515      $      0      $  --             --         $ 7,148
   Chief Financial Officer of Provident and         2000       208,650        41,000         --           12,600         6,831
   Executive Vice President and Chief               1999       195,000        46,000         --            6,615         7,200
   Financial Officer of Provident Bank

John F. Novak(4)                                    2001      $255,310      $      0      $  --             --         $ 7,465
   Executive Vice President,                        2000       232,100        50,000         --           21,000         7,622
   Consumer Banking                                 1999       211,000        84,400         --           27,563         7,200
   Provident Bank

----------------------------------
(1)   Represents grossed-up reimbursement for the tax effect of reportable incremental imputed income for the split dollar insurance agreements.
(2)   The amounts shown in this column for the last fiscal year are derived from the following figures for Mr. Martin:
      $7,650 of employer-provided contributions under the Bank's 401(k) plan, and $87,089 in economic value of Bank-paid split-dollar life insurance premiums. The amounts shown for Messrs. Geisel, Oppitz, Starliper and Novak were employer-provided contributions under the Bank's 401(k) plan.
(3)   Mr. Oppitz was formerly Executive Vice President, Commercial Banking.  He assumed his current position effective
      July 16, 2001.
(4)   Mr. Novak resigned his position effective July 6, 2001.

                          CHANGE IN CONTROL AGREEMENTS

      Provident and Provident Bank have entered into change in control agreements with Messrs. Martin, Geisel, Oppitz and Starliper. Each agreement is extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The agreements provide that if involuntary termination or, under certain circumstances, voluntary termination follows a change in control of the Company or the Bank, the executive officer is entitled to receive a severance payment equal to three times his average annual compensation for the five most recent taxable years preceding termination. The Company or the Bank would also continue and pay for life, health and disability coverage for 36 months following termination. Payments to the executive officer under the agreements are paid by the Company to the extent that payments (or other benefits) are not paid by the Bank. Notwithstanding that both the Company and the Bank change in control agreements provide for a severance payment in the event of a change in control, no duplicate payments would be made under the agreements.

                               STOCK OPTION GRANTS

      The following table lists all grants of options under the Stock Option Plan to the named executive officers for 2001 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                                         OPTIONS GRANTS IN LAST FISCAL YEAR


                                                                                     POTENTIAL REALIZABLE VALUE AT
                                                                                        ASSUMED ANNUAL RATES OF
                                            % OF TOTAL                                 STOCK PRICE APPRECIATION
                          NUMBER OF          OPTIONS        EXERCISE OR                      FOR OPTIONS(2)
                          SECURITIES        GRANTED TO        BASE                   ------------------------------
                          UNDERLYING        EMPLOYEES         PRICE
                           OPTIONS              IN             PER         EXPIRATION
  NAME                     GRANTED          FISCAL YEAR       SHARE           DATE           5%            10%
--------              -----------------  ---------------   ------------  --------------  --------------------------
Gary N. Geisel             52,500(1)            62%           $20.87        03/21/11      $689,325     $1,746,675

------------------------
(1)   Options become exercisable in two equal annual installments commencing on March 21, 2002. Options become immediately exercisable upon optionee's termination of employment due to death or disability or upon a change in control.
(2)   The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's
      ("SEC") rules and are not intended to forecast future price appreciation of the common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of Provident's common stock would be approximately $34.00 and $54.14, respectively, as of the expiration date of the options.

                       STOCK OPTION EXERCISES AND HOLDINGS

            The following table reflects all stock option exercises by the named executive officers during 2001 and includes the number of shares covered by all remaining unexercised stock options as of December 31, 2001. Also reported are the values for "in-the-money" options which represent the difference between the exercise price of any such remaining unexercised options and the year-end market price of the common stock.


                                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                           AND FISCAL YEAR END OPTION VALUE


                                                                          NUMBER OF SECURITIES
                                                                         UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                                                                       OPTIONS AT FISCAL YEAR END          IN-THE-MONEY OPTIONS
                                                                                   (#)                   AT FISCAL YEAR END ($)(1)
                                                                     ------------------------------   ------------------------------
                                          SHARES
                                        ACQUIRED ON       VALUE
     NAME                               EXERCISE(#)     REALIZED($)   EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
---------------                       --------------  -------------  -------------  ---------------   ------------- ----------------
Peter M. Martin                           29,729         $563,861        74,626        197,824          $764,684       $1,895,669
   Chairman of the Board and
   Chief Executive Officer of
   Provident and Provident Bank

Gary N. Geisel                              0                0           56,836         98,925           420,439          429,545
   President and Chief Operating
   Officer of Provident and
   Provident Bank

Richard J. Oppitz                           0                0           41,160         46,425           279,134          249,470
   Executive Vice President,
   Consumer Banking of
   Provident Bank

Dennis A. Starliper                        5,191          103,083        26,326         13,037           289,029           62,109
   Chief Financial Officer of
   Provident and Executive
   Vice President and Chief
   Financial Officer of
   Provident Bank

John F. Novak                              5,000           34,850          0              0                 0                0
   Executive Vice President,
   Consumer Banking of
   Provident Bank

--------------------------------
(1)   The closing price of the common stock on December 31, 2001 (the last trading day of 2001) was $24.30.

                                  PENSION PLANS

      The following table sets forth the estimated annual pension benefits payable to a participant at normal retirement age (age 65) under Provident Bank's Pension Plan and its Supplemental Executive Retirement Income Plan ("Supplemental Plan"), based on both the remuneration that is covered under these plans and years of service with Provident and its subsidiaries.


                                        YEARS OF SERVICE
                  ------------------------------------------------------------
  REMUNERATION         15          20           25           30           35
---------------   ---------   ---------   ----------  -----------    ---------

       $125,000     $26,250    $ 35,000     $ 43,750     $ 43,750     $ 43,750
        150,000      31,500      42,000       52,500       52,500       52,500
        175,000      36,750      49,000       61,250       61,250       61,250
        200,000      42,000      56,000       70,000       70,000       70,000
        225,000      47,250      63,000       78,750       78,750       78,750
        250,000      52,500      70,000       87,500       87,500       87,500
        275,000      57,750      77,000       96,250       96,250       96,250
        300,000      63,000      84,000      105,000      105,000      105,000
        325,000      68,250      91,000      113,750      113,750      113,750
        350,000      73,500      98,000      122,500      122,500      122,500
        375,000      78,750     105,000      131,250      131,250      131,250
        400,000      84,000     112,000      140,000      140,000      140,000
        425,000      89,250     119,000      148,750      148,750      148,750
        450,000      94,500     126,000      157,500      157,500      157,500

      This table reflects the annual benefits payable at the executive officer's 65th birthday in the form of an annuity for the executive officer's life with a 15-year guarantee in favor of the executive officer's spouse. Under this form, should the executive officer die within 15 years after the benefits start, the executive's surviving spouse, if any, will continue to receive the same pension benefits until the end of that 15-year period. The table also reflects the maximum benefits payable under the Provident Bank of Maryland Pension Plan, a tax-qualified, funded plan and certain supplemental retirement income agreements providing 50% of the excess (unfunded benefits). The benefits reflected in the table are offset or reduced by 100% of the executive officer's estimated primary Social Security benefit.

      The following table sets forth the respective years of service credited for Pension Plan purposes as of December 31, 2001, and the estimated years of service at the respective normal retirement dates for the named executive officers.


                         YEARS OF SERVICE      YEARS OF SERVICE
NAME                       AT 12/31/01        AT NORMAL RETIREMENT
-----                    ----------------    ---------------------

Peter M. Martin                11.8                 13.4
Gary N. Geisel                  4.2                 16.6
Richard J. Oppitz               8.8                 18.8
Dennis A. Starliper            16.5                 26.5

      Provident maintains Supplemental Plans for Messrs. Martin and Geisel which, for Mr. Martin, will pay 72.3% of 70% of final pay, reduced by Social Security and the age-65 benefit accrued under the Bank's Pension Plan and then proportionately reduced for less than 25 years of service. Mr. Geisel's Plan will pay 70% of final pay, reduced by Social Security, the age-65 benefit accrued under the Bank's Pension Plan, and proportionately reduced for each year Mr. Geisel's retirement precedes age 65.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Francis G. Riggs is a director of Provident and Provident Bank, and a member of the Compensation Committee. Mr. Riggs is Executive Vice President and a director of Riggs, Counselman, Michaels & Downes, Inc. From January l to December 31, 2001, the Bank paid Riggs, Counselman, Michaels & Downes, Inc. $425,253 for premiums related to insurance services.

      THE FOLLOWING REPORTS OF THE COMPENSATION COMMITTEE AND AUDIT COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT PROVIDENT SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                      REPORT OF THE COMPENSATION COMMITTEE

      COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Recommendations regarding all of the components of the compensation of Provident's Chairman and Chief Executive Officer, are made by the Board's seven member Compensation Committee to, and are approved by, the Board of Directors. The Board of Directors did not reject or modify in any material way any of the recommendations of the Compensation Committee during fiscal year 2001. Each member of the Compensation Committee is a non-employee director. The following report has been prepared by the Compensation Committee and addresses the compensation policies of Provident for 2001 as they affected Mr. Martin, the Chairman and Chief Executive Officer, and other named executive officers.

      EXECUTIVE OFFICER COMPENSATION POLICIES AND OBJECTIVES. The policies and objectives of the Compensation Committee are designed to assist Provident and its subsidiaries in attracting and retaining qualified executives, to recognize individual contributions toward the achievement of short and long-term performance goals and to align closely the financial interests of the senior managers of Provident and its subsidiaries with those of its shareholders. In furtherance of these objectives, Provident maintains a compensation program for executive officers that consists of both cash and equity-based compensation. From time to time the Compensation Committee retains independent compensation consultants to work with it on executive compensation matters. The Compensation Committee also has access to competitive data regarding executive compensation levels and practices.

      EXECUTIVE COMPENSATION PROGRAMS AND RELATIONSHIP TO PERFORMANCE. The annual compensation of Provident's named executive officers consists of a base salary and an annual bonus. In the case of Messrs. Martin and Geisel, this annual bonus is determined under the terms of the Provident Bankshares Corporation Executive Incentive Plan ("EIP") and, in the case of Messrs. Starliper and Oppitz, the Executive Vice Presidents Incentive Plan ("EVIP"). The Compensation Committee establishes, on an annual basis, the base salary of the Chief Executive Officer, generally based upon a review of the performance of the Chief Executive Officer during the prior year and competitive data for that position. The Chief Executive Officer recommends to the Compensation Committee a salary level for the other named executive officers based upon a performance review of each executive officer. The Compensation Committee also approves the eligibility of key executives to receive bonus awards under the EIP, the EVIP and other Company sponsored incentive plans and is responsible for the granting of options under the Stock Option Plan.

      EXECUTIVE INCENTIVE PLAN AND EXECUTIVE VICE PRESIDENTS INCENTIVE PLAN. Under the EIP and the EVIP an incentive bonus may be paid to executives in part based upon the financial performance of the Company and in part based upon the performance of the individual eligible to be awarded bonuses under the Plan. For purposes of establishing the criteria for the corporate performance- based portion of an incentive bonus award, three after-tax net income targets for the upcoming year are established: threshold, budget and maximum. Additionally, the Compensation Committee sets a percentage of base salary to be eligible to be received as incentive compensation at each of the threshold, budget and maximum targets. If after-tax net income reaches the threshold, budget or maximum targets, participants will automatically receive 75% of the designated percentage of base salary as corporate performance-based incentive compensation. In the event that after-tax net income is less than the threshold after-tax net income target, no corporate performance-based incentive compensation is payable. The remaining 25% of the incentive bonus award is discretionary based on individual performance as compared to goals outlined in the EIP and the EVIP; namely: management of the Company with emphasis on development and retention of key personnel; implementation of new initiatives; financial progress in addition to net earnings; and risk management. The Compensation Committee reviews the terms of the EIP and EVIP each year to assure that, in operation, they are furthering the committee's compensation policy objectives. Incentive compensation earned under the EIP and the EVIP is paid within one month of the end of the fiscal year. Payment of all or any part of the incentive compensation earned under the EIP and the EVIP may be deferred. No bonuses were awarded to any executive under the EIP or EVIP for services performed in fiscal 2001. No bonuses of any kind were otherwise paid to the named executive officers for 2001.

      STOCK OPTION PLAN. Long-term incentives for the named executive officers are provided through the Stock Option Plan. The Stock Option Plan authorizes the issuance of non-qualified stock options to key officers and certain employees of Provident and its subsidiaries. Subject to the general limits prescribed by the Stock Option Plan, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded, the terms of the options and the number of shares subject to each option. Although the Compensation Committee's decisions are discretionary and no specific formula is used in the decision-making, the number of options granted is based generally upon position level and performance. Through the award of stock options, the objective of aligning the long-range interests of the executive officers with those of the shareholders is met by providing the executive officers with the opportunity to build a meaningful ownership stake in Provident.

      OTHER COMPENSATION PLANS. The named executive officers participate in the Company's health and welfare and qualified retirement plans on the same terms as non-executive employees who meet the applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans.

      In addition to the qualified retirement plans, Provident maintains Supplemental Plans for Messrs. Martin and Geisel which, for Mr. Martin, will pay 72.3% of 70% of final pay, reduced by Social Security and the age-65 benefit accrued under the Bank's Pension Plan and then proportionately reduced for less than 25 years of service. Mr. Geisel's Plan will pay 70% of final pay, reduced by Social Security, the age-65 benefit accrued under the Bank's Pension Plan, and proportionately reduced for each year Mr. Geisel's retirement precedes age 65. The Supplemental Plan is unfunded, so that amounts payable represent unsecured liabilities of the Bank, subject to the claims of secured creditors. The Bank has also purchased four insurance policies on the life of Mr. Martin. Two policies are split-dollar arrangements, subject to collateral assignment agreements. The other two are corporate-owned life insurance policies. The Bank has purchased one corporate-owned life insurance policy on the life of Mr. Geisel.

      CHIEF EXECUTIVE OFFICER COMPENSATION. The Compensation Committee set Mr. Martin's base compensation for fiscal year 2001 at $500,000, which represents a 7.5% increase over his 2000 base salary. In establishing his base salary, the Compensation Committee reviewed Mr. Martin's performance for the prior year and also considered the compensation of chief executive officers of banking organizations in the Baltimore metropolitan area. The increase for 2001 reflects the Compensation Committee's recognition of Mr. Martin's contribution to the successful implementation of measures to improve the financial performance of Provident Bank, the earnings growth and the increase in the return on and amount of shareholder equity. Mr. Martin did not receive any stock option, stock awards or cash bonus awards under any Company sponsored bonus plan. See "--EXECUTIVE COMPENSATION PROGRAMS AND RELATIONSHIP TO PERFORMANCE "and "--EXECUTIVE INCENTIVE PLAN AND EXECUTIVE VICE PRESIDENTS INCENTIVE PLAN."

      COMPENSATION OF OTHER NAMED EXECUTIVE OFFICERS. Decisions regarding the base salaries of the other named executive officers are communicated to the Compensation Committee by the Chief Executive Officer. The decisions as to the salaries of the other named executive officers are based upon a review of their performance during the prior year provided by the Chief Executive Officer. The Compensation Committee did not reject or modify in any material way any of the decisions of the Chief Executive Officer concerning the base salaries of the other named executive officers for 2001.

       SUBMITTED BY THE COMPENSATION COMMITTEE OF THE PROVIDENT BANKSHARES
                         CORPORATION BOARD OF DIRECTORS

                          SHEILA K. RIGGS (CHAIRPERSON)
                                THOMAS S. BOZZUTO
                              CHARLES W. COLE, JR.
                                 PIERCE B. DUNN
                                BARBARA B. LUCAS
                             SISTER ROSEMARIE NASSIF
                                FRANCIS G. RIGGS

                                PERFORMANCE GRAPH

      The SEC requires that Provident include in this proxy statement a line-graph comparing cumulative shareholder returns as of December 31 for each of the last five years among the common stock, a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by Provident, assuming in each case both an initial $100 investment and reinvestment of dividends. Consistent with past practice, the Board of Directors has selected the Nasdaq Market Index as the relevant broad market index because prices for the common stock are quoted on the Nasdaq National Market. Additionally, the Board of Directors has selected the Middle Atlantic Banks Index as the relevant industry standard because such index consists of financial institutions which are headquartered in the mid-Atlantic region and the Board believes that such institutions generally possess assets, liabilities and operations more similar to those of Provident and its subsidiaries than other publicly-available indices.

                            COMPARATIVE TOTAL RETURNS
          PROVIDENT BANKSHARES CORPORATION, THE NASDAQ MARKET INDEX AND
                    THE MG INDEX FOR THE MID-ATLANTIC REGION


                              [GRAPH APPEARS HERE]

                                       SUMMARY

                                  12/31/96  12/31/97  12/31/98  12/31/99  12/29/00  12/31/01
                                  --------  --------  --------  --------  --------  --------
PROVIDENT BANKSHARES CORPORATION  $100.00   $175.74   $146.38   $109.77   $145.49   $184.11
NASDAQ MARKET INDEX               $100.00   $122.32   $172.52   $304.29   $191.25   $152.46
MG INDEX FOR THE MID-ATLANTIC     $100.00   $163.09   $179.52   $142.05   $160.76   $165.78
REGION

NOTES:
     A. THE LINES REPRESENT MONTHLY INDEX LEVELS DERIVED FROM COMPOUNDED DAILY RETURNS THAT INCLUDE ALL DIVIDENDS.
     B. THE INDICES ARE REWEIGHTED DAILY, USING THE MARKET CAPITALIZATION ON THE PREVIOUS TRADING DAY.
     C. IF THE MONTHLY INTERVAL, BASED ON THE FISCAL YEAR-END IS NOT A TRADING DAY, THE PRECEDING TRADING DAY IS USED.
     D.  THE INDEX LEVEL FOR ALL SERIES WAS SET TO $100.00 ON DECEMBER 31, 1996.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires Provident's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that, with the exception of Director Enos K. Fry, for whom one Form 4 reporting two transactions was filed late, each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in Provident's common stock during the fiscal year ended December 31, 2001.

                          TRANSACTIONS WITH MANAGEMENT

      Periodically, Provident Bank may engage in lending transactions in the ordinary course of business with its officers and directors, as well as entities associated with such persons. Such transactions are made in the ordinary course of business and on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Loans to such persons do not involve more than the normal risk of collectibility or present other unfavorable features.

      Ward B. Coe, III is a director of Provident and Provident Bank. Mr. Coe is a partner in the law firm of Whiteford, Taylor & Preston, LLP which provided legal services to Provident and Provident Bank during the fiscal year ended December 31, 2001.

         PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Provident's Board of Directors has appointed KPMG LLP to be Provident's independent auditors for the fiscal year ending December 31, 2002, subject to the ratification by shareholders. Representatives of KPMG LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the annual meeting.

      On January 16, 2002 Provident's Board of Directors, at the recommendation of the Audit Committee, dismissed PricewaterhouseCoopers LLP as Provident's certifying accountants. The dismissal of PricewaterhouseCoopers LLP will be effective upon the completion of its independent audit of Provident's financial statements for the year ended December 31, 2001.

      The report of PricewaterhouseCoopers LLP on Provident's financial statements for either of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      During Provident's two most recent fiscal years through the date of termination of the engagement of PricewaterhouseCoopers LLP, Provident was not in disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its report.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF PROVIDENT.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is responsible for exercising independent, objective oversight of the Company's independent auditors, accounting functions and internal controls. The Audit Committee is comprised of five directors, each of whom is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent auditors. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

                          MARK K. JOSEPH (CHAIRPERSON)
                            WARD B. COE, III, ESQUIRE
                              CHARLES W. COLE, JR.
                                 PIERCE B. DUNN
                             FREDERICK W. MEIER, JR.

                                   AUDIT FEES

      The aggregate fees billed to Provident by PricewaterhouseCoopers LLP for the annual audit and for the review of Provident's Forms 10-Q for the fiscal year 2001 totaled $170,000.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

      The aggregate fees billed to Provident by PricewaterhouseCoopers LLP for financial information systems design and implementation during fiscal year 2001 totaled $0.

                                 ALL OTHER FEES

      The aggregate fees billed to Provident by PricewaterhouseCoopers LLP for all other non-audit services, including fees for tax-related services, during fiscal year 2001 totaled $438,447. Of this amount, $400,000 is attributable to fees incurred in connection with the restatement of earnings during 2001.

      The Audit Committee believes that the provision of such non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining
PricewaterhouseCoopers LLP's independence.

                             ADDITIONAL INFORMATION

                              SHAREHOLDER PROPOSALS

      The Company must receive proposals that shareholders seek to include in the proxy statement for the Company's next annual meeting no later than November 11, 2002. If next year's annual meeting is held on a date more than 30 calendar days from April 17, 2003, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.

      The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 days before the date of the annual meeting; provided that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the date of the annual meeting was mailed to shareholders or prior public disclosure of the meeting date was made. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Corporate Secretary at 114 East Lexington Street, Baltimore, Maryland 21202.

      Provident's Annual Report to Shareholders and Annual Report on Form 10-K accompany this proxy statement.

                                    By Order of the Board of Directors

                                    /s/ Peter M. Martin

                                    PETER M. MARTIN
                                    Chairman of the Board and
                                    Chief Executive Officer


Baltimore, Maryland
March 8, 2002

                        PROVIDENT BANKSHARES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2002
                              10:00 A.M. LOCAL TIME

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints the official proxy committee of the Board of Directors of Provident Bankshares Corporation (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on April 17, 2002, at 10:00 a.m. local time, at the Company's offices at 114 East Lexington Street, Baltimore, Maryland and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

      1. The election as directors of all nominees listed (except as marked to the contrary below).

                  FOR            VOTE WITHHELD          FOR ALL EXCEPT
                  |_|                 |_|                    |_|

            Thomas Bozzuto       Charles W. Cole, Jr.  Barbara B. Lucas

            Francis G. Riggs     Carl W. Stearn        Enos K. Fry


            INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

            --------------------------------------------------------------------

      2. The ratification of the appointment of KPMG LLP as independent auditors of Provident Bankshares Corporation for the year ending December 31, 2002.

                  FOR               AGAINST               ABSTAIN
                  |_|                 |_|                   |_|

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.


         PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


Date ______________________         __________________________________________
                                    Signature of Shareholder



Date ______________________         __________________________________________
                                    Signature of Shareholder


      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a proxy statement dated March 8, 2002 and of the Annual Report to Shareholders.